SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Alternative Asset Allocation VIP
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectuses.
Darwei Kung, Head of Investment Strategy Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2013.
Daniel Park, Portfolio Manager Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2023.
Yu Shi, CFA, Portfolio Manager Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2023.
Please Retain This Supplement for Future Reference
May 1, 2023
PROSTKR23-44